UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):
April 25, 2025
F5, Inc.
(Exact name of registrant as specified in its charter)

Washington	000-26041	91-1714307

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

801 5th Avenue
Seattle	,	WA	98104
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code (206) 272-5555
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	FFIV	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition
On April 28, 2025, F5, Inc. (the "Company" or "F5") issued a press release regarding its financial results for the second quarter ended March 31, 2025. The press release is attached hereto as Exhibit 99.1. The information in the press release shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On April 25, 2025, the Board of Directors (the “Board”) of F5 reviewed and accepted the resignation of Peter Klein from his position as a director of the Company, including his membership on the Audit Committee, effective April 25, 2025. Mr. Klein had tendered his resignation pursuant to the F5, Inc. Corporate Governance Guidelines due to personal reasons. The resignation was not the result of any disagreement with the Company. Concurrent with the acceptance of Mr. Klein’s resignation from the Board of F5, the Board approved Mr. Klein as a special advisor to provide transition services to the Board and the new Chair of the Audit Committee through the Company’s Annual Meeting of Shareholders for fiscal year 2025.
Pursuant to the recommendation of the Nominating and Environmental, Social and Governance Committee of F5 and concurrent with Mr. Klein’s resignation on April 25, 2025, the Board appointed Audit Committee member Julie Gonzalez as Chair of the Audit Committee and reduced the size of the Board from twelve to eleven members. As a result of such reduction, there are currently no vacancies on the Board.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits:

99.1	Press Release of F5, Inc. announcing quarterly earnings dated April 28, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

F5, INC. (Registrant)
Date: April 28, 2025	By:	/s/ François Locoh-Donou
François Locoh-Donou
President and Chief Executive Officer